UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2013

SWISHER HYGIENE INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-35067	27-3819646
(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400 Charlotte, North Carolina	28210
(Address of Principal Executive Offices)	(Zip Code)

(704) 364-7707

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 2, 2013, Swisher Hygiene Inc. (the “Company”) received a NASDAQ Staff Determination Letter indicating that the Company’s failure to hold its 2012 annual meeting of stockholders by December 31, 2012, as required by NASDAQ Listing Rule 5620, serves as an additional basis for delisting the Company’s securities from The NASDAQ Stock Market. The Company continues to work toward regaining compliance with the NASDAQ rules and toward meeting the conditions to remain listed on NASDAQ.

On January 8, 2013, the Company issued a press release announcing the Company’s receipt of the NASDAQ Staff Determination Letter. A copy of that press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On January 8, 2013, the Company issued a press release announcing that it will be presenting at the 15th Annual ICR XChange Conference on Wednesday, January 16, 2013 at the Fontainebleau Miami Beach.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2 and any information presented at the conference, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description
99.1	Press release, dated January 8, 2013, regarding the NASDAQ Staff Determination Letter.
99.2	Press release, dated January 8, 2013, regarding the 15th Annual ICR XChange Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2013	SWISHER HYGIENE INC.

	By:	/s/ Thomas Byrne
Thomas Byrne
Interim President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release, dated January 8, 2013, regarding the NASDAQ Staff Determination Letter.
99.2	Press release, dated January 8, 2013, regarding the 15th Annual ICR XChange Conference.

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